Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,875,000.00
Previously Paid Amount	2,640.98
Total Fee Amount	3,832.09
Total Offset Amount	0.00
Net Fee	$ 1,191.11